UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2021

THERAPEUTICSMD, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220 Boca Raton, FL 33431
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (561) 961-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

See information provided in Item 7.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2021, TherapeuticsMD, Inc., a Nevada corporation (the "Company"), announced that Mr. Hugh O’Dowd, the Company’s current President, will succeed Mr. Robert G. Finizio, the Company’s Co-founder and current Chief Executive Officer, as the Company’s Chief Executive Officer effective on or before December 31, 2021. Mr. O’Dowd will also be appointed to the Company’s Board of Directors.  Mr. Finizio will continue with the Company and has been appointed Vice Chair of the Board of Directors.

Except pursuant to Mr. O’Dowd’s existing employment Agreement, dated August 3, 2021, which was filed as an exhibit to the Company’s Current Report on Form 8-K on August 9, 2021 and is incorporated herein by reference, there are no arrangements or understandings between Mr. O’Dowd and any other person pursuant to which he was appointed as Chief Executive Officer of the Company and no family relationship between Mr. O’Dowd and any director or executive officer of the Company. Other than as described in this Current Report on Form 8-K, since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which the Company was or is to be a participant and in which Mr. O’Dowd had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

Item 7.01	Regulation FD Disclosure.

On November 11, 2021, the Company issued a press release announcing the leadership changes described in Item 5.02 of this Current Report on Form 8-K.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The following information is provided pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure,” and Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

On November 11, 2021, the Company issued a press release and held a webcast and conference call announcing its financial results for the third quarter ended September 30, 2021.  In addition, the Company provided a slide presentation during its earnings conference call.  Copies of the press release and slide presentation are furnished as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The Company intends to amend this Current Report on Form 8-K to provide a transcript of the webcast and conference call.

The information in this Item 7.01 and the information contained in Exhibits 99.1, 99.2 and 99.3 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Index
Exhibit No.	Description

99.1	Press Release from TherapeuticsMD, Inc., dated November 11, 2021, entitled "TherapeuticsMD Announces Leadership Changes; Appointment of Industry Veteran, Hugh O’Dowd, as Chief Executive Officer."
99.2	Press Release from TherapeuticsMD, Inc., dated November 11, 2021, entitled "TherapeuticsMD Announces Third Quarter 2021 Financial Results."

99.3	TherapeuticsMD, Inc. Presentation dated November 11, 2021.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2021	THERAPEUTICSMD, INC.

/s/ James C. D’Arecca
James C. D’Arecca
Chief Financial Officer